Post balance sheet events	6 Months Ended
Jun. 30, 2025
Post balance sheet events
Post balance sheet events

16. Post balance sheet events

On 2 July 2025 NatWest Group plc gave notice to holders of the $1,150,000,000 8.000% Perpetual Subordinated Contingent Convertible Additional Tier 1 Capital Notes of the upcoming redemption of the Notes on 10 August 2025. The announcement and redemption of the Notes reduces CET1 by c.5bps based on 30 June 2025 RWAs. This arises due to changes in FX rates since the date of issuance of the Notes.

There have been no other significant events between 30 June 2025 and the date of approval of this announcement which would require a change to, or additional disclosure, in the announcement.